Exhibit 99.1

CHINA NEW MEDIA CORP.
Investor Presentation
September 2010

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward looking statements within the meaning of the safe-harbor provision of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance, and involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but not limited to, factors related to the CMDI’s anticipated growth strategies, future business development, ability to attract and retain new clients ability to develop new products, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United States Securities and Exchange Commission. Readers are advised that this information is intended for the use of investment professionals. Anyone interested in obtaining information on CMDI should contact CMDI, as set forth above, to receive the CMDI most recent financial reports. This presentation was developed by CMDI and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company’s stock. This profile is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice.

Company Profile
 ▪ Founded in September, 2000 and operates
 in China under the name “Dalian Vastitude
 Media Group”

 ▪ One of the largest out-door media
 companies in northern China with dominant
 position in Dalian, the commercial center of
 North China
 ▪ Diversified media advertising platform:

Current Media Platforms
Traditional Outdoor Advertising Media	Bus Shelters
Taxi Stops
Bus Bodies
Metro Train Systems
Billboards
New Outdoor Advertising Media	Outdoor LED Network
City Navigator Network

Capital Market Summary

Ticker Symbol (OTCBB)	CMDI
Share Price (as of 8/30/2010)	$2.00
Market Capitalization (as of 8/30/2010)	$55.1M
Shares Outstanding (as of 8/30/2010)	27.55M
2009 Revenue	$8.4M
2009 Net Income	$2.8M
9-month 2010 Revenue (through 3/31/2010)	$11.3M
9-month 2010 Net Income (through 3/31/2010)	$3.4M
9-month 2010 Operating Cash Flow (through 3/31/2010)	$2.9M

Key Investment Highlights
▪ Attractive industry
 ❑ Over 10% annual growth rate *
▪ Diversified media platform
 ❑ High accuracy and client satisfaction
▪ Continuous innovation and strong R&D capabilities
 ❑ Over 40 patents filed
▪ Established and expanding distribution network
 ❑ Dominant in Dalian, established positions in Shenyang, Tianjin and Beijing
▪ Solid management team
 ❑ Experienced and dedicated with a proven track record
▪ Strong financial performance
 ❑ Attractive margins and consistent growth

* Source: OAAA

Increasing Demand for Advertising Service in China
▪ China has become the second
 largest outdoor advertising
 market in the World, according
 to research of OAAA
▪ Outdoor advertisement are
 growing faster than other
 advertising channels in recent
 years

▪ China’s overall advertising
 spending has maintained double
 digit annual growth in the last
 decade; from USD 6.5 Billion
 (RMB 53.8 Billion) in 1998 to
 USD 20.32 Billion (RMB 138.79
 Billion) in 2008, according to
 ZenithOptimedia

China Advertising Expenditure
Source: GroupM (September, 2009)
 China’s Advertising Channels & Trend

4
1. Extensive and Effective
Targeting
2. Impressive Visual
Effect
3.High Viewing
Frequency & Recall
Rate
4.Flexibility
Characteristics of Outdoor Advertising

High density of population Public transportation is still the main way of travel for urban residents determines the broad audience base of outdoor advertising Even a casual glance will make impression. The impression is deepened by continuous exposure Attracts high viewing rate Target audience is able to recall more advertisement broadcast  on outdoor media than traditional channels Advertisers can select the area closest to audience and design ads suitable to the psychological characteristics and customs of the audience

Competitive Advantages
▪ Established leadership position in Dalian and Northern China
▪ Synergies through diversified media advertising platforms

▪ Strong initiative of innovation - proprietary and scalable multimedia display system - the City-Navigator ®

▪ Original business concept of “Building New Urban Home” and favorable government support

▪ Established and diverse client base
▪ Experienced management team with proven track record

Diversified Media Platforms

As of August 2010
631 Bus Shelters 52 City Navigators 335 Bus Bodies 18 Billboards & LED Screens 28 Light-rail trains 133 Taxi Stops Current Media Resources

Bus Shelters and Taxi Stops Network

 ▪ Stable Customer Base
 ▪ Cost Effective and Competitive CPM
Extensive Coverage
(over 70% in Dalian
 City)
1st Generation
2nd Generation
3rd Generation
4th Generation
 ▪ Patented Design
 ▪ 15 year ownership right

Wrapped Buses
▪ Mobile Outdoor Advertising Media

9 Routes
cover major residential
 and commercial streets
▪ Multi-faceted approach to disseminate
 information

Metro-train System
▪ 15-year Exclusive Advertising
 Coverage - interior/exterior of trains
 and train stations

▪ 20+ Media Formats
▪ 500+ Advertising Spots

Billboards and LED Screens
▪ Billboards and large LED displays along high-traffic streets and highways

Proprietary Media Platform
City-Navigator ®  Multi-media Display
Poster
Frame
LED Display
Wi-Fi Receiver
Web-based
Touch-screen
Kiosk
Bulletin
Board

 City Information Query
 Stock Information Query
 Business Information Query
 Civil Affair Query
 Civil Affair Payment
 Traffic Ticket Query
 Business Booking Online
 Mobile Download via Bluetooth
Shopping Coupon Printing
City-Navigator ®  Multi-media Display

Location Determines Value
Renmin Road Central
Business District
Qingniwa Central
Business District
Xinghai Business
Travel District

Our Presence
Shenyang
  Beijing
17
Shanghai
▪The Chinese government’s policy “to revitalize the northeast traditional industrial center” and “to develop Liaoning coastal economic zone”, will promote rapid development in northern China

Beijing - Significant Revenue Opportunity

Cross-strait Hundred-Screen Information Display Network
 Project
 ▪ Landmark media platform
 ▪ High-end audience, strong pricing power
 ▪ Significant benefit to brand equity

▪ Bus Shelters
▪ High Definition LED Screen

Shenyang - Steady expansion
Shanghai - enhanced revenue opportunity
▪  Billboards display in key locations in
Shanghai
at the vicinity of the Oriental Pearl TV Tower
Tianjin - Metro advertising Network
▪ LED Screens
▪ Light boxes
Key Expansion Highlights

Diversified Client Base
▪ Strong customer base with over 200 leading international and domestic companies with strong brand recognition

Established and Increasing Client Base
Client Segmentation
(1H 2010)
Increasing number of clients

Management Team
Wang, Guojun - Chairman & CEO
▪ Founded V-Media in September 2000
▪ 20 years of experience in China’s media and advertising industry

▪ Elected Vice Chairman of China Advertising Association of Commerce in 2007

▪ Graduated from Dalian University of Industry in 1986.
Ma, Ming - President
▪ In charge of V-Media’s daily operation since its inception
▪ Prior to joining V-Media, he served as Sales Manager in Dalian Pacific Advertisement Co. Ltd
▪ Graduated from Dalian Institute of Finance trade union in 1991
Liu, Hongwen - Chief Financial Officer
▪ Joined the Company as Chief Financial Officer in December 2003
▪ Had served as Deputy Director of Dalian Da-xin Accounting Firm for 9 years
▪ Graduated from the Computer-Based Accounting Department of Dalian Radio and Television University in July 1991
Rita Jiang, CFA - Executive Vice President of Finance
▪ Joined CMDI in Feb. 2010. Prior to joining China New Media, served as Vice President of Finance for Rodobo International,
 Inc. and Vice President at HC International, Inc.
▪ Graduated from USTC (Bachelors) and Northwestern University (Master in Chemistry)

Wang, Wei - Chief Operation Officer
▪ Joined the Company as Chief Operation Officer in September 2009
▪ Had served as Assistant President of Sinorail Bohai Train Ferry Logistics Co., Ltd. for 3 years and served as CEO of China
 International Shipping Network Corp for 2 years
▪ Graduated from Liaoning University in 1991
Wan, Feng - Chief Technology Officer
▪ Joined the in 2001, also served as General Manager of Dalian Vastitude Network Technology Co., Ltd.

▪ Graduated from Central Party School majored in Law in 2000.

▪ Continue product innovation and further diversify advertising network
▪ Continue to build brand equity and client loyalty

Growth Strategy
▪ Increase market penetration and expand advertising network in Dalian,
 Tianjin, Shenyang, Beijing and other tier-1 and tier-2 cities
▪ Increase market coverage via selective acquisitions, expansion into more profitable marketplace or business
Organic Growth Opportunities
External Growth Opportunities

Accelerating Top-line & Bottom-line Growth

9-month
9-month

Income Statement Summary

Balance Sheet Summary

Cash Flow Summary

Revenue and Gross Profit Breakdown
Revenue Contribution By Distribution
Channel (1H FY2010)

Gross Profit Breakdown by Distribution
Channel (1H FY2010)

Conclusions: Key Investment Highlights
Solid Management Team
☐ Experienced & dedicated
☐ Proven track record
Strong Financial Performance
☐ Attractive margins and
consistent growth
Diversified Media Platform
☐ High accuracy and
client satisfaction
‘’
Continuous Innovation and
Strong R& D Capabilities
☐ 40 filed patents
Attractive Industry
☐ Over 10% annual growth
rate
Established and Expanding
Distribution Network
☐ Effective coverage and
accessible network
●1
●2
●3
●4
●5
●6

Contact Information
China New Media Corp.
Rita Jiang
EVP of Finance
Tel: (646) 691-5047
Email: rita.jiang@gywj.cn
Website: www.gywj.cn

Legal Counsel
Troutman Sanders LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174
Tel:(212) 704-6000
Investor Relations
Dave Gentry
Redchip Inc.
Tel: 1-800-733-2447
Email: dave@redchip.com

Auditor
Friedman LLP
406 Lippincott Drive, Suite J
Marlton, NJ 08053
Tel:(856) 355-5900